Exhibit 10.3
Cach Foods, Inc.
Form SB-2

 Loan Agreement Between Cornelius A. Hofman and Cach Foods, Inc.


March 5, 2001

On March 5, 2001, Cornelius Hofman loaned Cach Foods, Inc. (CFI) $2,000 (two thousand dollars). CFI will repay this loan in full (principal and interest) within one year (on or before March 5, 2002). The annual interest rate on this loan is 10 percent.


/s/ Cornelius A. Hofman             /s/ Cornelius A. Hofman
    Cornelius A. Hofman                 Cach Foods, Inc.
                                        Cornelius A. Hofman
                                        President

                              E-33
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